UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Executive Officers’ Salaries

On March 29, 2007, the Compensation Committee of Microsemi Corporation (“Company”) approved, effective April 2, 2007, the annualized base salaries of the Company’s Chief Executive Officer and each of the other executive officers of the Company listed below:

Name	Job Title	Salary
James J. Peterson	President and Chief Executive Officer	$575,000
Ralph Brandi	Executive Vice President, Chief Operating Officer and President – High Reliability	$388,000
David R. Sonksen	Executive Vice President, Chief Financial Officer and Secretary	$336,000
Steven G. Litchfield	Executive Vice President and President – Analog Mixed Signal	$280,000
James H. Gentile	Senior Vice President of Worldwide Sales	$220,000

Restricted Stock Award to Executive Officer

On March 29, 2007, the Company’s Compensation Committee approved a grant to Ralph Brandi, the Company’s Executive Vice President, Chief Operating Officer and President - High Reliability, under the Microsemi Corporation 1987 Stock Plan, as amended, effective April 2, 2007, of a Restricted Stock Award comprised of 100,000 shares of the Company’s Common Stock, par value $0.20 per share. The Microsemi Corporation 1987 Stock Plan is incorporated herein by reference to Exhibits 10.13, 10.13.1 and 10.13.2. The Restricted Stock Award is comprised of shares of Common Stock that are issued to Mr. Brandi, shall be held in his name and can be voted by Mr. Brandi; but the shares are non-transferrable and are subject to forfeiture in the event of termination of Mr. Brandi’s employment. These restrictions shall lapse fully as to all of the shares on April 2, 2009 if Mr. Brandi’s continuous service to the Company shall not have previously terminated. Also, in the event termination of employment results from Mr. Brandi’s death, these restrictions shall immediately lapse. The Restricted Stock Award is subject to the terms and conditions contained in the Company’s Form of Notice of Restricted Stock Award and Restricted Stock Agreement filed herewith as Exhibit 10.114 and incorporated herein by this reference. On April 2, 2007, the closing sale price of a share of the Common Stock as reported by the Nasdaq Stock Market was $20.99. The preceding price information is given solely for purposes of this Report and is not necessarily reflective of the values per share that shall be used for measuring this Award under Generally Accepted Accounting Principles and the U.S. Internal Revenue Code, respectively.

Adoption of Microsemi 2007 Executive Cash Bonus Plan

On March 29, 2007 the Company’s Compensation Committee approved the Microsemi Corporation Cash Bonus Plan (“General Plan”) and the Microsemi Corporation 2007 Executive Cash Bonus Plan (“Executive Plan”) that are filed herewith as Exhibit 10.97.1 and Exhibit 10.97.2, respectively, and incorporated herein by this reference. The Executive Plan provides for a potential cash award to plan participants. The payment and amounts of bonuses, if or when earned, shall be on and subject to the terms and conditions of both the General Plan and the Executive Plan. The participants in this plan are executive officers of the Company, including the Company’s Chief Executive Officer and each of the other executive officers of the Company listed below along with their respective “Target Bonus” amounts in dollars:

Name	Job Title	Target Bonus
James J. Peterson	President and Chief Executive Officer	$517,500
Ralph Brandi	Executive Vice President, Chief Operating Officer and President – High Reliability	$271,600
David R. Sonksen	Executive Vice President, Chief Financial Officer and Secretary	$168,000
Steven G. Litchfield	Executive Vice President and President – Analog Mixed Signal	$140,000

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The Exhibit Index immediately following the signature page is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)
Date: April 3, 2007
/s/ DAVID R. SONKSEN
David R. Sonksen
Executive Vice President,
Chief Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.13	Microsemi Corporation 1987 Stock Plan, as amended (“1987 Plan”) (1)*

10.13.1	Automatic Adjustments of 1987 Plan for February 2004 Stock Split (2)*

10.13.2	Automatic Annual Additions to the 1987 Plan 2005 – 2006*

10.97.1	Microsemi Corporation Cash Bonus Plan effective March 29, 2007*

10.97.2	Microsemi Corporation 2007 Executive Cash Bonus Plan*

10.114	Form of Notice of Restricted Stock Award and Restricted Stock Agreement* The Company entered into the following agreement in this form:

	Date of Agreement	Grantee	Number of Shares	Vesting
	April 2, 2007	Ralph Brandi	100,000	April 2, 2009

*	Indicates a management compensatory plan or arrangement.
(1)	Incorporated by reference to the like-numbered exhibit to the Form 10-K filed by the Registrant with the SEC on December 24, 2001.
(2)	Incorporated by reference to the like-numbered exhibit to the Form 8-K filed by the Registrant with the SEC on September 24, 2004.